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                                                                Exhibit 10.2.8.b

3/23/00


                  MODIFICATION AND SUPPLEMENT OF LEASE NO. 12
                  -------------------------------------------

         THIS MODIFICATION AND SUPPLEMENT OF LEASE No. 12 is made this 30th day of March, 2000, by and between the MYRON S. VINY TRUST, successor in interest to the Estate of Myron S. Viny (dba Central Valley Properties) by Neil D. Viny, its Trustee, hereinafter called "Lessor", and D.I.Y. HOME WAREHOUSE, INC., a corporation organized under the laws of the State of Ohio, hereinafter called "Lessee", with its principal office located at Cedarwood Landing, 5811 Canal Road, Valley View, Ohio 44125.


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, by Lease dated February 26, 1993, and various subsequent Lease Modification Agreements executed from time to time throughout the lease term (hereinafter collectively referred to as the "Lease"), the Lessor leased to Lessee Suite No. 120 (1,870 useable square feet), Suite No. 170 (720 useable square feet), Suite No. 180 (2,616 useable square feet which includes a deduction of 120 usable sq. ft. to account for no rent payable on previous bank vault), Suite No. 210 (1,915 useable square feet), Suite No. 250 (336 useable square feet) Suite No. 260 (373 useable square feet), Suite No. 280 (240 useable square feet), Suite No. 235 (1,592 useable square feet), and Suite No. 220 (1,410 useable square feet), with all of the above-mentioned suites referred to herein as the "Demised Premises", containing a total of approximately 11,072 square feet of useable space which is 12,179 square feet of rentable area on the first and second floors of the building as more particularly described in said Lease, for an initial term of three (3) years, commencing on the 1st day of May, 1993, and as extended to a new termination date of August 31, 2000, and

         WHEREAS, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, it is agreed by



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and between the parties hereto that the said Lease shall be modified and supplemented as follows:

         1. TERM. The term of this Lease shall be extended for a period of two
(2) years beyond the current August 31, 2000, expiration date so that the extended term of the Lease shall commence on September 1, 2000 (the "Effective Date"), and terminate on August 31, 2002.

         2. DEMISED PREMISES. As of the Effective Date, the Demised Premises shall be modified in the following manner:

         (a) the following Suite Nos. with their respective square foot areas shall be EXCLUDED:

     Suite No.                  USF                       RSF
     ---------                  ---                       ---
          170                   720                       792
          220                 1,410                     1,551
          250                   336                       370
          260                   373                       410
          280                   240                       264
                              -----                     -----
          Total               3,079                     3,387

         (b) the following Suite Nos. with their respective square foot areas shall continue to be INCLUDED and therefore comprise the Demised Premises:

     Suite No.                  USF                       RSF
     ---------                  ---                       ---
          120                 1,870                     2,057
          180                 2,616                     2,878
          210                 1,915                     2,107
          235                 1,592                     1,751
                              -----                     -----
          Total               7,993                     8,793

and in accordance therewith, the Demised Premises shall consist of 8,793 rentable square feet (7,993 usable square feet) as shown on the floor plans attached hereto as Exhibit "A".

         3. BASE RENT. From and after the Effective Date of September 1, 2000, and throughout the remaining term of the Lease as extended herein, Lessee covenants and agrees that it will pay to Lessor, at the offices of Lessor at the address specified in the Lease or to such payee at such address as the Lessor may from time to time designate by written notice or demand, the sum of One Hundred Six Thousand Eight Hundred Thirty-Five and 04/100 Dollars ($106,835.04) per year (which sum is calculated on the basis of $12.15 per rentable square foot), payable in equal

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monthly installments of Eight Thousand Nine Hundred Two and 92/100 Dollars
($8,902.92) each.

         Said installments of rent shall be payable in legal tender of the United States of America in advance on the first day of each and every calendar month during the said extended term hereof.

         4. LESSEE'S SHARE. From and after the Effective Date, Lessee shall occupy a total of 8,793 rentable square feet of space in the building, which is 7,993 square feet of usable area. The percentage which the rentable area of the Demised Premises consists in relation to the total rentable area of the building is agreed upon as being 42.80%.

         5. CONDITION OF PREMISES. Lessee agrees to take and accept the Demised Premises in its "as-is" with all faults condition during the extended term, except however, the Lessor at its own cost and expense shall separate and redemise Suite 180 from 170 as required utilizing building standard methods, materials and finishes with all such construction work occurring during normal business hours.

         6. OPTION TO RENEW. Lessee shall have the right and option to renew the aforesaid Lease for an additional term of two (2) years at the expiration of the hereinabove referred to Lease Agreement, upon the terms and conditions and provisions contained therein, except as modified hereinbelow:

         a. That Lessee is not in default in the performance of its obligations under the terms of the Lease referred to herein at the time of the exercising of this Option;

         b. That the Lessee has duly and punctually fulfilled all the provisions, agreements, covenants, and conditions of the Lease during the term of said Lease;

         c. That Lessee gives notice of such renewal in writing to the Lessor at the place and in the manner provided in said Lease for the sending of notices at least six (6) months before the end of the term of said Lease. Lessee acknowledges that it is Lessee's sole obligation to determine the expiration of the

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time period within which to send the notice of renewal required hereby and that time is of the essence in the delivery of such notice. Lessee acknowledges, and hereby expressly waives, any right which Lessee may have to assert any claim that the failure to exercise this option in a timely fashion was the result of accident, surprise, honest mistake, omission, clerical error, negligence or any other act or inaction on the part of Lessee. Lessee further acknowledges that if Lessor does not receive a notice of renewal within the time period specified herein, Lessor may take action to relet the Demised Premises and obtain additional lessee(s) therefor;

         d. Upon any subletting or assignment of said Lease, except to the successor in business of D.I.Y. Home Warehouse, Inc. or wholly owned subsidiary, this option shall automatically terminate;

         e. The monthly rent during the renewal term shall be in the sum of One Hundred Thirteen Thousand Two Hundred Fifty-Three and 84/100 Dollars ($113,253.84) per year (which sum is calculated on the basis of $12.88 per rentable square foot), payable in equal monthly installments of Nine Thousand Four Hundred Thirty-Seven and 82/100 Dollars ($9,437.82) each.

         Except as herein expressly modified and supplemented, all of the terms, provisions and conditions of the Lease are hereby ratified, affirmed, and incorporated herein. If there is any conflict between the terms of this Modification and Supplement of Lease No. 12 and the Lease, the terms of this Modification and Supplement of Lease No. 12 shall prevail.


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     IN WITNESS WHEREOF, the parties hereto have executed this Modification and
Supplement of Lease No. 12 as of the date and year fist above written.


Signed and acknowledged
in the presence of:                MYRON S. VINY TRUST
                                   DBA CENTRAL VALLEY PROPERTIES

/s/Lloyd D. Mazur                  By: /s/Neil D. Viny
---------------------------            ----------------------------
                                        Neil D. Viny, Trustee
/s/Debbie L. Jawhari
---------------------------


                                   D.I.Y. HOME WAREHOUSE, INC.


/s/Millie Harnocz                  By: /s/Clifford L. Reynolds
---------------------------            ----------------------------
                                       Clifford L. Reynolds, President

/s/Todd Ayers
---------------------------





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3/23/00

STATE OF OHIO       )
                    ) SS:
COUNTY OF CUYAHOGA  )


     BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above named Neil D. Viny, Trustee for Myron S. Viny Trust dba Central Valley Properties, who acknowledged that he did hereunto subscribe his name to the foregoing instrument, and that the same is their free act and deed.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal at Independence, Ohio, this 30th day of March, 2000.

                                             /s/Debbie L. Jawhari
                                             --------------------------
                                             Notary Public

                                             DEBBIE L. JAWHARI, Notary Public
                                             State of Ohio - Cuyahoga County
                                        My Commission Expires September 20, 2004


STATE OF OHIO       )
                    ) SS:
COUNTY OF CUYAHOGA  )

     BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above-named Clifford L. Reynolds, President of said D.I.Y. HOME WAREHOUSE, INC., and acknowledged that he as such officer did hereunto subscribe the corporate name of said Company, and that the same if their free act and deed and the free act and deed of said Company.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal at Valley View, Ohio, this 27th day of March, 2000.


                                             /s/Veronika M. Ochocki
                                             --------------------------
                                             Notary Public

                                             VERONIKA M. OCHOCKI, Notary Public
                                                       STATE OF OHIO
                                                   Resident Summit County
                                             My Commission Expires Nov. 2, 2004


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[Blueprint of First Floor Plans for Suites 120, 170 and 180.]



                                  EXHIBIT "A"
                                  Page 1 of 2


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[Blueprint of Second Floor Plans for Suites 210, 220, 235, 250, 260, and 280.]


                                  EXHIBIT "A"
                                  Page 2 of 2